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                                                                    Exhibit 23.1

                       Consent of Independent Accountants



We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (SEC File Nos. 333-57413 and 333-64505) of Condor Technology Solutions, Inc. of our report dated February 8, 1999, relating to the financial statements of Global Core Strategies, Inc. which appears in this Current Report on Form 8-K/A.




PricewaterhouseCoopers LLP


McLean, VA
February 22, 1999